                                                                   Exhibit 10.7g

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
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                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   2
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2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    | 5. PROJECT NO. (If applicable)
       P00013                      |     See Block 16C     |                                      |
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6. ISSUED BY          CODE         |      N68936           |  7. ADMINISTERED BY               CODE |    S3306A
                                   ------------------------|     (if other than Item 6)             ------------------------------
Research and Engineering Department                        |      DCMAO Syracuse
NAWCWPNS Code 216000E                                      |      615 Erie Boulevard, West Suite 200
Point Mugu, CA 93042-5000                                  |      Syracuse, NY 13204-2408
Daniel R. Mahan, 805/989-1915                              |
                                                           |
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8. NAME AND ADDRESS OF CONTRACTOR       (No., street, country, State and ZIP Code)   |(x)|9A. AMENDMENT OF SOLICITATION NO.
                                                                                     |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9B. DATED (SEE ITEM 11)
Comptek Federal Systems, Inc.                                                        |   |
2732 Transit Road                                                                    |---|----------------------------------------
Buffalo, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00123-94-D-0033
                                                                                     |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CODE 0TTJ6                         | FACILITY CODE                                   |   |  29 April 1994
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                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers |___| is  |___| is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA       (If required)


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                         13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
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(x)|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
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   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
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   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X | Mutual agreement of the parties
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   |D. OTHER       (Specify type of modification and authority)
   |
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E. IMPORTANT:       Contractor ( ) is not  (X) is required to sign this document and return two copies to the issuing office
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14. DESCRIPTION OF AMENDMENT/MODIFICATION  (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
   See page 2.








Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
     JAMES E. LUECK                                        |
     EW-DIRECTOR                                           |H.G. Kelley, Contracting Officer
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15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
/s/ James E. Lueck                      | 4/29/97          |BY /s/ H.G. Kelley                             |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |29 APR 1997
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NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30 (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Prescribed by GSA
                                                                                FAR (48 CFR) 53-243
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
                                                       N00123-94-D-0033
                                                       P00013
                                                       Page 2 of 2


The purpose of this modification is to add the following clauses to Section I of Contract N00123-94-D-0033:

252.227.7013    RIGHTS IN TECHNICAL DATA -    NOV 1995
                NONCOMMERCIAL ITEMS (NOV
                1995)
252.227-7014    RIGHTS IN NONCOMMERCIAL       JUN 1995
                COMPUTER SOFTWARE AND
                NONCOMMERCIAL COMPUTER
                SOFTWARE DOCUMENTATION
252.227-7019    VALIDATION OF ASSERTED        JUN 1995
                RESTRICTIONS - COMPUTER
                SOFTWARE
252.227-7025    LIMITATIONS ON THE USE OR     JUN 1995
                DISCLOSURE OF GOVERNMENT-
                FURNISHED INFORMATION
                MARKED WITH RESTRICTIVE
                LEGENDS



ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME